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IMMEDIATE ADVANTAGE                        ALLMERICA FINANCIAL LIFE INSURANCE
VARIABLE ANNUITY APPLICATION                              AND ANNUITY COMPANY
                                                        "ALLMERICA FINANCIAL"
                                      440 LINCOLN STREET, WORCESTER, MA 01653

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PLEASE PRINT CLEARLY
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1. OWNER
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Name
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       First                      MI                               Last
Address
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City                                    State          Zip
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Social Security/Tax ID#                              / /Male       / /Female
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Daytime Phone ( )                     Date of Birth/Trust        /   /
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JOINT OWNER
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Name
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       First                      MI                               Last
Address
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City                                    State          Zip
     ----------------------------------       ---------      ----------------
Social Security/Tax ID#                              / /Male       / /Female
                       ------------------------------
Daytime Phone ( )                     Date of Birth/Trust        /   /
                 ---------------------                   --------------------
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2. ANNUITANT*
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Name
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     First                            MI                       Last
Social Security #                               / / Male       / /Female
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Date of Birth      /   /
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JOINT ANNUITANT*
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Name
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     First                            MI                       Last
Social Security #                               / / Male       / /Female
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Date of Birth      /   /
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       *Birth Certificate for Annuitant and Joint Annuitant is required.
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3. BENEFICIARY                          PRIMARY BENEFICIARY IS ALWAYS THE SURVIVING JOINT OWNER, IF ANY
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1st Contingent(s)                 Relationship to Owner       2nd Contingent(s)       Relationship to Owner

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                                  Relationship to Owner                               Relationship to Owner

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4. SINGLE PURCHASE PAYMENT              MINIMUM $75,000
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Single Purchase Payment $                                            (Make check payable to Allmerica Financial)
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                 If multiple checks are received separate contracts may be issued.
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5. TYPE OF PLAN TO BE ISSUED
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 / /Non Qualified       / /IRA                         If IRA, Roth IRA or SEP-IRA this payment is a:
 / /401(a)*             / /Roth IRA*                      / /Rollover                / /Trustee to Trustee Transfer
 / /401(k)*             / /SEP-IRA*                       / /Conversion
 / /403(b) TSA*         / /457*
 *Attach required forms                                Existing Case #________________________
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6. REPLACEMENT
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Will the proposed contract replace or change an existing annuity or life insurance policy?  / /No  / /Yes*
    *Attach required forms
If yes, list company name(s) and policy number(s).

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7. SINGLE PURCHASE PAYMENT ALLOCATION
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TOTAL FIXED AND VARIABLE MUST EQUAL 100%
How much of your purchase payment would you like allocated to the Fixed Income Option? ______________%
How would you like the remainder allocated under the Variable Income Option?
_________% Select Aggressive Growth                    _________% Select Strategic Growth
_________% Select Capital Appreciation                 _________% Allmerica Growth
_________% Select Value Opportunity                    _________% Allmerica Equity Index
_________% Select Emerging Markets                     _________% Fidelity VIP Equity-Income
_________% T. Rowe Price International                 _________% Select Growth & Income
_________% Fidelity VIP Overseas                       _________% Fidelity VIP II Asset Manager
_________% Select International Equity                 _________% Fidelity VIP High Income
_________% Delaware International Equity               _________% Allmerica Investment Grade Income
_________% Fidelity VIP Growth                         _________% Allmerica Government Bond
_________% Select Growth                               _________% Allmerica Money Market

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8. ANNUITY BENEFIT OPTION
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1. / /Payment for Certain Number of Years: _______________ years (5 - 30)

2. / /Life Annuity
      / /Single Life    / /Joint Lives with Survivor Benefit of:  / /100%  / /66 2/3%     / /50%
      Payment Guarantee:   / /None    / /Certain Number of Years: _______________ years (5 - 30)  / /Cash Back

3. If Variable Income Option is selected in Section 7 you must choose:
     Assumed Investment Return:  / /3%     / /5%      / /7%
     Optional Features:          / /None   / /Floor   / /Ratchet
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9. PAYEE
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If annuity payment is to be made to someone other than Owner(s), indicate name and address below.

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NOTE: Tax liabilities are the responsibility of the Owner(s).

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10. ANNUITY INCOME DATE
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A. Date of first payment (must be between 30 days and 12 months from issue date) _____ /_____ /_____
    (the day must be the 1st through 28th only)                                   month  day    year

B. If Variable Income Option is selected in Section 7:
   1. How frequently would you like the amount of your annuity payment to change?
      / /Monthly   / /Quarterly    / /Semiannually  / /Annually
   2. The amount of your annuity payment will change for the first time one cycle after the date of first payment.
      If you would like it to change sooner please indicate the month. ____________________
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11. AUTOMATIC ACCOUNT REBALANCING (AAR)
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I/We elect Automatic Account Rebalancing of the Variable allocation selected in Section 7 every:
    / /1     / /2     / /3    / /6    / /12 Months
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12. TELEPHONE AUTHORIZATION
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I/We authorize and direct Allmerica Financial to accept telephone instructions from any person who can furnish proper identification to effect transfers and obtain values. Neither Allmerica Financial nor its affiliates and their collective directors, officers, employees and agents will be responsible for any claim arising from such action if Allmerica Financial acted on instructions in good faith in reliance on this authorization.

/ / I/We DO NOT authorize this telephone privilege.
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13. REMARKS

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14. SIGNATURES
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I/We represent to the best of my/our knowledge and belief that the statements made in this application are true and complete. I/We agree to all terms and conditions as shown on this application. It is indicated and agreed that the only statements which are to be construed as the basis of the contract are those contained in this application. I/We acknowledge receipt of a current prospectus describing the contract applied for. If IRA,
Roth IRA, or SEP-IRA application, I/we received a Disclosure Buyer's Guide. I/WE UNDERSTAND THAT ALL ANNUITY
PAYMENTS BASED ON THE VARIABLE INCOME OPTION MAY FLUCTUATE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNTS.

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Signature of Owner              Date              Signature of Joint Owner                          Date

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                                                 Signed at City and State
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15. REGISTERED REPRESENTATIVE INFORMATION
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Does the contract applied for replace an existing annuity or life insurance policy?   / /Yes    / /No
    If yes, attach replacement forms as required.
I CERTIFY THAT (1) THE INFORMATION PROVIDED BY THE OWNER(S) HAS BEEN ACCURATELY RECORDED; (2) A CURRENT
PROSPECTUS WAS DELIVERED; (3) NO WRITTEN SALES MATERIAL OTHER THAN THOSE APPROVED BY THE PRINCIPAL OFFICE WERE
USED; AND (4) I HAVE REASONABLE GROUNDS TO BELIEVE THE PURCHASE OF THE CONTRACT APPLIED FOR IS SUITABLE FOR
THE OWNER(S).

Date       Signature of Registered Representative    %    TR         Print Full Name     Code      Agency

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Date       Signature of Registered Representative    %    TR         Print Full Name     Code      Agency

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Date       Signature of Registered Representative    %    TR         Print Full Name     Code      Agency

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